ING LIFE INSURANCE AND ANNUITY COMPANY
and its Variable Annuity Account C

ING express Variable Annuity

Supplement dated April 3, 2007 to the Contract Prospectus and Statement of Additional
Information, each dated April 28, 2006, as supplemented

This supplement updates certain information contained in your Contract Prospectus and Statement of
Additional Information (SAI). Please read it carefully and keep it with your current Contract Prospectus and SAI for future reference.

Effective April 28, 2007, the ING American Century Select Portfolio (Adviser Class) will merge into the
ING BlackRock Large Cap Growth Portfolio (Service 2 Class). After the close of business on April 27,
2007, all existing account balances invested in the ING American Century Select Portfolio (Adviser
Class) will be transferred to the ING BlackRock Large Cap Growth Portfolio (Service 2 Class). The ING
BlackRock Large Cap Growth Portfolio (Service 2 Class) will be added to your contract on April 30,
2007.

Unless you provide us with alternative allocation instructions, all future allocations directed to the ING
American Century Select Portfolio (Adviser Class) after the date of the merger will be automatically allocated to the ING BlackRock Large Cap Growth Portfolio (Service 2 Class). You may give us alternative allocation instructions at any time by contacting our Administrative Service Center through:

ING
USFS Customer Service
Defined Contribution Administration, TS21
151 Farmington Avenue
Hartford, CT 06156-1277
1-800-262-3862

See also the Transfers Among Investment Options section of your Contract Prospectus for further information about making fund allocation changes.

X.129091-06B                                                                                                                                      April 2007